                        INTEGRATED HEALTH SERVICES, INC.

                          NOTICE OF GUARANTEED DELIVERY

                     (NOT TO BE USED FOR SIGNATURE GUARANTY)



   As set forth in the Prospectus dated _______________, 1996 (the "Prospectus") in the section entitled "The Exchange Offer -- Procedures for Tendering Old Notes" and in the accompanying Letter of Transmittal (the "Letter of Transmittal") and Instruction 2 thereto, this form or one substantially equivalent hereto must be used to accept the Exchange Offer if certificates representing 10 1/4 % Senior Subordinated Notes due 2006 of Integrated Health Services, Inc. (the "Old Notes") are not immediately available or time will not permit such holder's Old Notes or other required documents to reach the Exchange Agent, or complete the procedures for book-entry transfer, prior to the Expiration Date (as defined in the Prospectus) of the Exchange Offer. This form may be delivered by hand or sent by overnight courier, facsimile transmission or registered or certified mail to the Exchange Agent and must be received by the Exchange Agent prior to 5:00 p.m., New York City time on ______, 1996.



                             TO SIGNET TRUST COMPANY
                             (THE "EXCHANGE AGENT")


   By Registered or Certified Mail:              By Overnight Mail or Hand:
     Signet Trust Company                          Signet Trust Company
        7 St. Paul Street                           7 St. Paul Street
    6th Floor, Corporate Trust                   6th Floor, Corporate Trust
      Baltimore, MD 21202                            Baltimore, MD 21202
   Attention: Diane TenHoopen                    Attention: Diane TenHoopen

                           By Facsimile Transmission
                        (for Eligible Institutions Only):
                                 (410) 752-8642
                            Confirm: (410) 332-5857
                           Attention: Diane TenHoopen


   DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE
                               A VALID DELIVERY.

   This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

   The undersigned hereby tender(s) to Integrated Health Services, Inc. the principal amount of the Old Notes listed below, upon the terms of and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal and the instructions thereto (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, pursuant to the guaranteed delivery procedures set forth in the Prospectus, as follows:


                             AGGREGATE PRINCIPAL          PRINCIPAL AMOUNT
                             AMOUNT REPRESENTED    TENDERED (MUST BE IN INTEGRAL
    CERTIFICATE NOS.          BY CERTIFICATE(S)         MULTIPLES OF $1,000)
    ----------------          -----------------         --------------------



- ------------------------  ------------------------ ----------------------------

- ------------------------  ------------------------ ----------------------------

- ------------------------  ------------------------ ----------------------------

- ------------------------  ------------------------ ----------------------------


   This Notice of Guaranteed Delivery must be signed by the Holder(s) exactly as their name(s) appear on certificates for Old Notes or on a security position listing as the owner of Old Notes, or by person(s) authorized to become
Holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery.

The  Book-Entry  Transfer  Facility  Account  Number  (if the
Old Notes  will be tendered by  book-entry  transfer)



- --------------------------------------------------

- --------------------------------------------------
Sign Here


- --------------------------------------------------
Account  Number


- --------------------------------------------------
Principal  Amount Tendered
(must be in integral multiples of $1,000)


- --------------------------------------------------
Number and Street or P.O. Box


- --------------------------------------------------
City, State, Zip Code


- --------------------------------------------------
Signatures(s)



Dated: ________________, 1996

                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

   The undersigned, a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office in the United States, or otherwise an "eligible guarantor institution" within the meaning of Rule 17 Ad-15 under the Securities Exchange Act of 1934, as amended, guarantees (a) that the above named person(s) "own(s)" the principal amount of 10 1/4 % Senior Subordinated Notes due 2006 of Integrated Health Services, Inc. (the "Old Notes") tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, (b) that such tender of such Old Notes complies with Rule 14e-4 and (c) to deliver to the Exchange Agent the certificates representing the Old Notes tendered hereby or confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company, in proper form for transfer, together with the Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other required documents, within three (3) New York Stock Exchange trading days after the Expiration Date.


- --------------------------------              --------------------------------
       Name of Firm                                Authorized Signature


- --------------------------------              --------------------------------
         Address                                           Title


- --------------------------------
        Zip Code                              Name
                                                  ----------------------------
                                                  Please Type or Print
- --------------------------------
 Area Code and Tel. No.                       Name
                                                  ----------------------------

                                              Dated
                                                   ----------------------, 1996


      NOTE: DO NOT SEND CERTIFICATES REPRESENTING OLD NOTES WITH THIS FORM.
          CERTIFICATES REPRESENTING OLD NOTES SHOULD BE SENT ONLY WITH
                            A LETTER OF TRANSMITTAL.